EATON VANCE EMERGING MARKETS DEBT OPPORTUNITIES FUND

Supplement to Prospectus dated December 1, 2018

1.    The following replaces the second paragraph and table in “Principal Investment Strategies” in “Fund Summary”:

The Fund seeks to outperform its benchmark, the J.P. Morgan EMB (JEMB) Hard Currency/Local currency 50-50 (the “Index”), however there can be no assurance that it will do so. Under normal market conditions, the investment adviser seeks to meet the Target Ranges to its Index set forth below for each specified Category over a full market cycle (typically 5-7 years); however, the Fund’s actual or realized results may be materially higher or lower depending on market conditions and results over shorter or longer market cycles may differ. The following Target Ranges are included to illustrate the targeted Category characteristics of the Fund.

Category	Target Ranges
Excess Return	Index + 2.5%
Tracking Error	3% to 6%
Information Ratio	>0.5
Beta	0.7 to 1.1
Volatility	5% to 8%
Interest-Rate Duration	1 to 8 years
Credit-Spread Duration	0 to 6 years

2.    The following replaces “Performance” in “Fund Summary”:

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with that of a broad-based securities market index. The returns in the bar chart are for Class A shares and do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Effective September 3, 2015, the Fund began offering Class A and Class I shares and the Fund’s existing share class was redesignated as Class R6 shares. The performance of Class A and Class I shares for the period prior to September 3, 2015 is that of Class R6 shares. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2013 through December 31, 2017, the highest quarterly total return for Class A was 4.83% for the quarter ended June 30, 2016, and the lowest quarterly return was -6.65% for the quarter ended September 30, 2015. The year-to-date total return through the end of the most recent calendar quarter (December 31, 2017 to September 30, 2018) was -4.35%.

Average Annual Total Return as of December 31, 2017	One Year	Life of Fund
Class A Return Before Taxes	7.19%	2.30%
Class A Return After Taxes on Distributions	3.69%	0.52%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	3.98%	0.93%
Class I Return Before Taxes	12.96%	3.51%
Class R6 Return Before Taxes	13.04%	3.47%
J.P. Morgan EMB (JEMB) Hard Currency/Local currency 50-50 (reflects no deduction for fees, expenses or taxes)	12.15%	1.56%
JPMorgan Government Bond Index: Emerging Market (JPM GBI–EM) Global Diversified (Unhedged) (reflects no deduction for fees, expenses or taxes) *	15.21%	-1.79%

*Effective February 15, 2019, the Fund changed its primary benchmark to J.P. Morgan EMB (JEMB) Hard Currency/Local currency 50-50 because the investment adviser believes it is a more appropriate benchmark for the Fund. The Life of Fund return for J.P. Morgan EMB (JEMB) Hard Currency/Local currency 50-50 is calculated from February 4, 2013.

These returns reflect the maximum sales charge for Class A (4.75%). Class R6 commenced operations on February 4, 2013. The Class A performance shown above for the period prior to September 3, 2015 (commencement of operations) is the performance of Class R6 shares, adjusted for the sales charge that applies to Class A shares but not adjusted for any other differences in the expenses of the two classes and the Class I performance shown above for the period prior to September 3, 2015 (commencement of operations) is the performance of Class R6 shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

February 15, 2019	31359 2.15.19